UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 7, 2007

Biolase Technology, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Cromwell, Irvine, California		92618
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-361-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On August 7, 2007, BIOLASE Technology, Inc. ("Biolase"), issued a press release announcing its financial results for the third quarter ended June 30, 2007 and held its earnings call at 9:00 a.m. eastern time. Copies of the press release and a transcript of the earnings call are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

This Current Report on Form 8-K and the information contained in the press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K and the press release is not incorporated by reference into any filings of Biolase, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in the filing, unless explicitly incorporated by specific reference into such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolase Technology, Inc.

August 7, 2007	By:	/s/ Richard L. Harrison

Name: Richard L. Harrison
Title: Executive Vice President, Chief Financial Officer & Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Release of BIOLASE Technology, Inc., dated August 7, 2007.
99.2	Transcript of conference call held on August 7, 2007.